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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 25, 2002
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                Date of report (Date of earliest event reported)


                             ACT Manufacturing, Inc.
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             (Exact name of Registrant as specified in its charter)


        Massachusetts                                         0-25560
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(State or Other Jurisdiction of                        (Commission File Number)
Incorporation or Organization)

                                   04-2777507
                      ------------------------------------
                      (I.R.S. Employer Identification No.)




                                  2 Cabot Road
                          Hudson, Massachusetts 01749
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                    (Address of Principal Executive Offices)


                                 (978) 567-4000
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               Registrant's telephone number, including area code

                         Exhibit Index Located on Page 4


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                                       -2-


Item 5. Other Events.

     On April 25, 2002, ACT Manufacturing, Inc. (the "Company") submitted its Chapter 11 Monthly Consolidated Operating Report for the period commencing March 1, 2002 and ending March 31, 2002 (the "Monthly Report") to the United States Trustee serving in the Company's Chapter 11 reorganization proceeding, which is pending in the United States Bankruptcy Court in Worcester, Massachusetts. The Monthly Report contains certain financial and other information relating to the Company and its three subsidiaries that are joint debtors in the Company's bankruptcy proceeding, namely, ACT Manufacturing US Holdings, LLC, CMC Industries, Inc. and ACT Manufacturing Securities Corp. The Monthly Report does not contain information, financial or otherwise, relating to the Company's international operations in France, Ireland, the United Kingdom, Thailand or Mexico. The financial information contained in the Monthly Report has not been audited or reviewed by independent accountants, may not necessarily be prepared in accordance with generally accepted accounting principles, may be subject to future adjustment or reconciliation, and covers a period that is different from the time periods required to be covered in the periodic reports required under the Securities Exchange Act of 1934, as amended. The information set forth in the Monthly Report should not be viewed as indicative of the Company's overall financial condition or results of operations for the period presented, or the Company's operating results for future periods.

     The Monthly Report for the period ending March 31, 2002 is filed as Exhibit
99.1 to this report and incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     The following financial statements and exhibits are filed as part of this report, where indicated:

     (a)  Financial statements of the business acquired. Not applicable.

     (b)  Pro forma financial information. Not applicable.

     (c)  Exhibits.
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Exhibit No.       Description
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99.1              Chapter 11 Monthly Consolidated Operating Report for the
                  period ending March 31, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ACT Manufacturing, Inc.


Date: May 6, 2002                            By:    /s/ Joseph S. Driscoll
                                                    ----------------------------
                                                    Joseph S. Driscoll
                                                    Executive Vice President and
                                                    Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Chapter 11 Monthly Consolidated Operating Report for the
                  period ending March 31, 2002.